UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 22, 2005
                                                        -----------------


                              PAB BANKSHARES, INC.
             (Exact Name of Registrant as Specified in its Charter)


        Georgia                      1-11823                    58-1473302
        -------                      -------                    ----------
(State of Incorporation)    (Commission File Number)          (IRS Employer
                                                           Identification No.)

   3250 North Valdosta Road, Valdosta, Georgia                 31602
   --------------------------------------------              ----------
       (Address of Principal Executive Offices)              (Zip Code)


        Registrant's telephone number, including area code (229) 241-2775
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws;
           Change in Fiscal Year.

On February 22, 2005, the Board of Directors of PAB Bankshares, Inc. (the "Registrant") adopted an amendment to the Registrant's By-Laws that split the Registrant's existing director nominating and corporate governance committee into two separate committees of the Board of Directors. In addition, the Board adopted new charters governing the new corporate governance committee and the new director nominating committee, copies of which are available on the Registrant's website at www.pabbankshares.com. A copy of the Registrant's Amended and Restated By-Laws, as further amended by the Board, is attached as
Exhibit 3.2 to this report and is incorporated herein by reference into this
Item 5.03.


Item 7.01. Regulation FD Disclosure.

On February 25, 2005, the Registrant issued a news release to announce that on February 22, 2005, its Board of Directors had declared a cash dividend of 11 cents per share payable on April 15, 2005 to stockholders of record as of March 31, 2005. The news release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 7.01.


Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

                      3.2  Amended and Restated By-Laws.
                      99.1 News Release dated February 25, 2005.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PAB BANKSHARES, INC.
                                   ----------------------------
                                            (Registrant)




Date:    February 25, 2005         /s/ Donald J. Torbert, Jr.
         -----------------         ----------------------------
                                       (Signature)
                                       Donald  J. Torbert, Jr.,
                                       Executive Vice President and
                                       Chief Financial Officer

EXHIBIT INDEX
-------------

     Number                Description
     ------                -----------
       3.2            Amended and Restated By-Laws.
       99.1           News Release dated February 25, 2005.